UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2020

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code     (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange
Common Stock, No Par Value	FMAO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 21, 2020, Farmers & Merchants Bancorp, Inc., an Ohio corporation (“F&M”), and Ossian Financial Services, Inc., an Indiana corporation (“OFSI”), entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”), pursuant to which OFSI will, subject to the terms and conditions of the Merger Agreement, merge with and into F&M (the “Merger”), whereupon the separate corporate existence of OFSI will cease and F&M will survive. Immediately following the Merger, OFSI’s wholly-owned subsidiary, Ossian State Bank, will merge with and into F&M’s wholly-owned subsidiary, Farmers & Merchants State Bank, with Farmers & Merchants State Bank as the surviving bank.

Subject to OFSI’s shareholders’ approval of the Merger, regulatory approvals and other customary closing conditions, the parties anticipate completing the Merger early in the second quarter of 2021. A copy of the Merger Agreement is filed as Exhibit 2.1 and incorporated herein by reference.

The Boards of Directors of F&M and OFSI have unanimously approved the Merger Agreement. The members of the Board of Directors of OFSI, who collectively own approximately 9.4% of the outstanding OFSI shares, have entered into a Voting Agreement pursuant to which each of them has agreed to vote their shares of OFSI common stock in favor of the Merger. A copy of the Voting Agreement is filed as Exhibit 10.1 and incorporated herein by reference.

Subject to the terms and conditions of the Merger Agreement, upon the completion of the Merger, each outstanding share of OFSI common stock, no par value, will be converted into the right to receive $67.71 in cash, an aggregate consideration of $20,000,000.

The Merger Agreement contains representations, warranties and covenants of OFSI and F&M, including, among others, covenants (i) to conduct their respective businesses in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Merger and (ii) prohibiting OFSI from engaging in certain kinds of transactions during such period. The Board of Directors of OFSI has adopted a resolution recommending the approval and adoption of the Merger Agreement by its shareholders, and OFSI has agreed to hold a shareholder meeting to put the Merger before its shareholders for consideration. OFSI has also agreed, subject to certain exceptions as set forth in the Merger Agreement, not to (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to various conditions, including, among others: (i) requisite approval of the holders of OFSI common stock; and (ii) receipt of regulatory approvals. A proxy statement will be sent to the shareholders of OFSI in advance of a special shareholders’ meeting that will be held to consider the proposed merger. OFSI shareholders are urged to read the proxy statement and any other relevant documents in connection with the proposed transaction because they will contain important information about the proposed transaction.

The Merger Agreement contains certain termination rights for both F&M and OFSI. Under certain circumstances, termination of the Merger Agreement may result in the payment of a termination fee of $1,000,000 to F&M, all as more fully described in the Merger Agreement.

The foregoing description of the Merger Agreement and Voting Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and Voting Agreement, which are filed as Exhibit 2.1 and 10.1, respectively, and, as mentioned above, are incorporated by reference.

Item 7.01.	Regulation FD Disclosure.

On December 21, 2020, F&M and OFSI issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, attached hereto as Exhibit 99.2 and incorporated herein by reference is supplemental material regarding the transaction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Reorganization and Merger between Farmers & Merchants Bancorp, Inc. and Ossian Financial Services, Inc. dated December 21, 2020.

10.1	Voting Agreement Between Farmers & Merchants Bancorp, Inc. and the individual Board Members of Ossian Financial Services, Inc. dated December 21, 2020.

99.1	Company Press Release dated December 21, 2020.

99.2	Supplemental information about the Merger, dated December 21, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: December 21, 2020	/s/ Lars B. Eller
Lars B. Eller
President & Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President & Chief Financial Officer

FORWARD-LOOKING STATEMENTS

This filing and the exhibits hereto contain forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of F&M’s goals, intentions and expectations; statements regarding F&M’s business plan and growth strategies; statements regarding the asset quality of F&M’s loan and investment portfolios; and estimates of F&M’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of F&M and OFSI will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; anticipated revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required regulatory and shareholder approval, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty and the impact of COVID-19 generally; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the creditworthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like Farmers & Merchants State Bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with F&M’s business; and other risks and factors identified in F&M’s filings with the Securities and Exchange Commission.

F&M does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing. In addition, F&M’s and OFSI’s past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.